UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 12, 2026

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-12672 (Commission File Number)	77-0404318 (I.R.S. Employer Identification No.)

4040 Wilson Blvd., Suite 1000

Arlington, Virginia 22203

(Address of principal executive offices)(Zip code)

(703) 329-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 12, 2026, AvalonBay Communities, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the close of business on July 9, 2026, the record date for the Special Meeting, there were 141,875,623 issued and outstanding shares of the Company’s common stock, par value $0.01 per share (“common stock”), entitled to vote. A total of 127,281,794 of such shares were present virtually or by proxy at the Special Meeting. The following are the final voting results on proposals considered and voted upon at the Special Meeting, each of which is described in greater detail in the Company’s definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on July 13, 2026, (as amended and supplemented by the Company in its Current Report on Form 8-K filed with the SEC on July 31, 2026).

At the Special Meeting, holders of the Company’s common stock were asked to consider and vote upon (1) the approval of the merger of the Company with and into Canopy Merger Sub LLC (“Merger Sub”), a direct, wholly owned subsidiary of Equity Residential, and the other transactions contemplated by the agreement and plan of merger (the “Merger Agreement”) by and among the Company, Equity Residential, ERP Operating Limited Partnership and Merger Sub, dated May 20, 2026 (the “Merger Proposal”); (2) the approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to the named executive officers of the Company in connection with the transactions contemplated by the Merger Agreement (the “Merger-Related Compensation Proposal”); and (3) the adjournment of the Special Meeting from time to time, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”).

Each share of common stock was entitled to one vote with respect to matters submitted to a vote of the Company’s stockholders, and the voting results reported below are final.

Proposal 1 – The Merger Proposal

Stockholders approved the Merger Proposal. The voting results with respect to the Merger Proposal are as follows:

For	Against	Abstain
126,457,745	51,666	772,383

Proposal 2 – The Merger-Related Compensation Proposal

Stockholders approved the Merger-Related Compensation Proposal. The voting results with respect to the Merger-Related Compensation Proposal are as follows:

For	Against	Abstain
125,634,602	938,901	708,291

Proposal 3 – The Adjournment Proposal

Stockholders approved the Adjournment Proposal. The voting results with respect to the Adjournment Proposal are as follows:

For	Against	Abstain
116,027,319	10,475,534	778,941

Item 8.01	Other Events.

On August 12, 2026, the Company and Equity Residential issued a joint press release announcing the results of the Special Meeting and the results of the special meeting of Equity Residential’s shareholders also held on August 12, 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Joint Press Release, dated August 12, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: August 12, 2026	By:	/s/ Kevin P. O’Shea
Kevin P. O’Shea
Chief Financial Officer